PROJECT MARIE	12 Months Ended
Dec. 31, 2023
Project Marie
PROJECT MARIE

17. PROJECT MARIE

As previously disclosed in Footnotes 1 and 9, on December 20, 2022, Soluna MC Borrowing 2021-1 LLC (“Borrower”), an indirect wholly owned subsidiary of Soluna Holdings, Inc. (the “Company”), received a Notice of Acceleration and Repossession (the “NYDIG Notice”) from NYDIG ABL LLC (“NYDIG”) with respect to the Master Equipment Finance Agreement, dated as of December 30, 2021 (the “MEFA”), by and between Borrower and NYDIG. The NYDIG Notice states that (a) Borrower failed to observe or perform certain covenants, conditions or agreements contained in the MEFA and such failure continued unremedied for a period of ten days after Borrower’s knowledge of such breach, which resulted in an event of default under the MEFA, and (b) Borrower defaulted under the guaranty, collateral agreement, or other support agreement, which resulted in an event of default under the MEFA. In addition, the NYDIG Notice states that Borrower failed to pay certain payments of principal and interest under the MEFA when due, which failure also constituted an event of default under the MEFA. As a result of the foregoing events of default, and pursuant to the MEFA, NYDIG (x) declared the principal amount of all loans due and owing under the MEFA and all accompanying Loan Documents (as defined in the MEFA) to be due and immediately payable, (y) imposed a default rate of interest on any outstanding principal amount of each loan (together with all then unpaid interest accruing thereon) and all other obligations under the MEFA and the Loan Documents, and (z) demanded the return of all equipment subject to the MEFA and the Loan Documents.

The assets which secure the MEFA represent substantially all of the Company’s mining assets at the site and certain of the operating assets of Project Marie, a 20 MW facility located in Kentucky. The obligations of Borrower under the MEFA and reflected in the NYDIG Notice are ring-fenced to Borrower and its direct parent company, Soluna MC LLC. The Company is not a party to any guaranty, collateral agreement or other support agreement with or for the benefit of NYDIG. For the year ended December 31, 2022, the principal balance of $10.5 million became due immediately and the Borrower was to bear interest, at a rate per annum equal to 2.0% plus the rate per annum otherwise applicable to such obligations set forth in the Master Agreement. As of December 31, 2023, the Company reduced the outstanding debt by the repossessed collateralized assets net book value of $3.4 million less accrued interest that was paid off first when the collateral was repossessed of approximately $740 thousand, legal fees of approximately $251 thousand, and an additional penalty expense of $1.0 million, reducing the debt outstanding to approximately $9.2 million as of December 31, 2023. Also, as the Company was not able to obtain a waiver, the outstanding deferred financing costs were written off on September 5, 2023. NYDIG provided a letter finalizing the accounting for the repossessed collateralized assets totaling proceeds of approximately $3.4 million. This included legal and other expenses associated with the sale of the assets net a modest gain on the estimated net book value of the assets totaling $251 thousand that was expensed as a loss on disposition of assets for the year ended December 31, 2023. On December 7, 2023, NYDIG filed its Motion for Summary Judgment seeking entry of a judgment against Soluna in the approximate amount of $10.3 million for principal and interest and penalties. On January 12, 2024, Soluna filed its objection to NYDIG’s motion for summary judgment on the grounds that NYDIG failed to explain what collateral of which loan was sold and how the sale proceeds were allocated to each loan. A summary judgment motion was performed on February 13, 2024, and was agreed upon by both NYDIG and the Borrower, that the total outstanding loan principal balance would be approximately $9.2 million, in which a penalty fee was applied of approximately $1.0 million to the repossessed collateralized assets, and outstanding interest and penalty balance would be approximately $936 thousand as of December 31, 2023.

On February 23, 2023, NYDIG proceeded to foreclose on all of the collateral securing the MEFA, which resulted in a reportable disposition of all of the Company’s mining assets at the site and certain of the operating assets of Project Marie. The total net book value of the collateralized assets that were repossessed totaled approximately $3.4 million in which were written off the Company’s books for the year ended December 31, 2023, with an offset accrued interest to date when repossessed, a loss on sale of fixed assets, and to the outstanding loan. Additionally, NYDIG has stated its intention to pursue SCI, the parent company of Guarantor, under a piercing of the corporate veil claim relating to NYDIG Defendants’ debts and liabilities under the loan documents. SCI denies any such liability and has filed a complaint for a declaratory judgment against NYDIG in the Eighth Judicial District Court in Clark County, Nevada on March 16, 2023 seeking a declaratory judgment as to such matter. In a related development, also on February 23, 2023, the Borrower received a notice of termination of the Management and Hosting Services Agreement with CC Metals and Alloys, LLC. As a result of this action and certain other characteristics of the facility, the Company elected to shut down the Marie facility. The Company believes it will maximize its profits and return on assets by concentrating its personnel and capital on its Dorothy Facility.

With the notice of termination of the Management and Hosting Services from CCMA, the Company notes that this event triggered the impairment of the remaining fixed assets at the Marie facility for the year ended December 31, 2022. Based on the closure of operations on Project Marie, the Company performed an impairment analysis and determined that approximately $2.4 million of equipment and leasehold approvements associated with Project Marie that were not attached with the repossession of NYDIG collateralized assets were impaired as of the year-ended December 31, 2022.

For the year ended December 31, 2023, the Company assessed whether the abandonment of the Project Marie facility qualified for the classification of discontinued operations under ASC 205-20-45-1B and 1C. A disposal of a component of an entity or a group of components of an entity shall be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results when any of the following occurs:

a. The component of an entity or group of components of an entity meets the criteria in paragraph 205-20-45-1E to be classified as held for sale.

b. The component of an entity or group of components of an entity is disposed of by sale.

c. The component of an entity or group of components of an entity is disposed of other than by sale in accordance with paragraph 360-10-45-15 (for example, by abandonment or in a distribution to owners in a spinoff).

As such, the Company deemed that criteria c was applicable as the Project Marie facility was abandoned and ceased further operations beginning on February 23, 2023. However, to qualify for reporting as discontinued operations, it must represent a strategic shift. Per ASC 205-20-45-1C, examples of a strategic shift that has (or will have) a major effect on an entity’s operations and financial results could include a disposal of a major geographical area, a major line of business, a major equity method investment, or other major parts of an entity. A strategic shift implies that the disposal must result from a change in the way management had intended to run the business. Management does not believe the closure of Project Marie represented a strategic shift as the Company still fully intends to manage operations through data hosting with customers and proprietary mining arrangements for future pipelines, as such the strategic shift criteria was not met and will not qualify as discontinued operations.

However, per ASC 360-10-50-3A, in addition to the disclosures in paragraph 360-10-50-3, if a long-lived asset (disposal group) includes an individually significant component of an entity that either has been disposed of or is classified as held for sale and does not qualify for presentation and disclosure as discontinued operation, a public business entity shall disclose the pretax profit or loss of the individually significant component of an entity for the period in which it is disposed of or is classified as held for sale and for all prior period that are presented in the statement where net income is reported in accordance with ASC 205-20-45-6 through 45-9.

Set forth below are the results of Project Marie:

(Dollars in thousands)	Year Ended December 31, 2023	Year Ended December 31, 2022

Cryptocurrency mining revenue	$769	$10,028
Data hosting revenue	276	4,131
Total revenue	1,045	14,159
Operating costs:
Cost of cryptocurrency mining revenue, exclusive of depreciation	801	6,048
Cost of revenue-depreciation	136	7,813
Data hosting costs	205	3,518
General and administrative expense	379	561
Impairment on fixed assets	43	17,940
Operating loss	(519)	(21,721)
Interest expense	1,394	1,702
Loss on sale of fixed assets	332	1,623
Other expense, net	1,041	-
Net loss before income taxes	$(3,286)	$(25,046)